UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Repurchase Agreements with Citibank, N.A.

On May 14, 2018, PennyMac Mortgage Investment Trust (the “Company”), through three of its wholly-owned subsidiaries, PennyMac Corp. (“PMC”), PennyMac Holdings, LLC (“PMH”), and PennyMac Operating Partnership, L.P. (“POP”), entered into amendments (collectively, the “Repurchase Amendments”) to (i) its amended and restated master repurchase agreement, dated as of March 3, 2017, by and among Citibank, N.A. (“Citibank”), PMC, PMH and PennyMac Loan Services, LLC (“PLS”) (the “NPL Repurchase Agreement”); and (ii) its amended and restated master repurchase agreement, dated as of March 3, 2017, by and among Citibank, PMC, POP and PLS (the “Loan Repo Facility” and, together with the NPL Repurchase Agreement, the “Repurchase Agreements”).

Pursuant to the terms of the Repurchase Agreements, PMC, PMH or POP, as applicable, may sell to, and later repurchase from, Citibank certain residential mortgage loans. The NPL Repurchase Agreement is used by PMC and PMH to fund distressed mortgage loans. The Loan Repo Facility is used by PMC and POP to fund newly originated mortgage loans that PMC purchases from correspondent sellers and holds pending sale and/or securitization.  The Repurchase Agreements expire on June 8, 2018, and the obligations of PMC, PMH and/or POP thereunder are joint and several and fully guaranteed by the Company. The mortgage loans are subserviced by PLS, a subsidiary of PennyMac Financial Services, Inc. (NYSE: PFSI).

Under the terms of the Repurchase Amendments, the maximum aggregate purchase price provided for in each Repurchase Agreement was reduced from $800 million to $700 million and the committed portion of each was reduced from $500 million to $450 million, in each case reduced by the aggregate outstanding purchase price under the other Repurchase Agreement. The uncommitted amount under each Repurchase Agreement was reduced from $300 million to $250 million, in each case reduced by the aggregate uncommitted amount outstanding under the other Repurchase Agreement.

The Repurchase Agreements require the Company, PMC and POP to maintain various financial and other covenants, which include maintaining (i) a minimum adjusted tangible net worth at all times greater than or equal to $860 million for the Company, $150 million for PMC, and $700 million for POP; (ii) a minimum in unrestricted cash, in each case on a consolidated basis and as of the last day of the prior calendar month, of $40 million at the Company, $10 million at PMC, and $40 million at POP; (iii) a ratio of total indebtedness to adjusted tangible net worth at all times not to exceed 5:1 for the Company, 10:1 for PMC, and 5:1 for POP; and (iv) profitability at the Company for at least one (1) of the previous two (2) consecutive fiscal or calendar quarters, as of the end of the last fiscal or calendar quarter.

The NPL Repurchase Agreement also requires PMH to maintain various financial and other covenants, which include maintaining (i) a minimum adjusted tangible net worth at all times greater than or equal to $250 million; (ii) a minimum in unrestricted cash, on a consolidated basis and as of the last day of the prior calendar month, of $25 million between PMC and PMH; and (iii) a ratio of total indebtedness to adjusted tangible net worth at all times not to exceed 10:1.

The NPL Repurchase Agreement further requires PLS, as the subservicer, to maintain certain financial covenants, which include maintaining (i) a minimum adjusted tangible net worth at all times greater than or equal to $500 million; (ii) a minimum in unrestricted cash, on a consolidated basis and as of the last day of the prior calendar month, greater than or equal to $40 million; (iii) a ratio of total indebtedness to adjusted tangible net worth at all times that is less than 10:1; and (iv) profitability for at least one (1) of the previous two (2) consecutive fiscal quarters, as of the end of each fiscal quarter.

The Company, through PMC, PMH and/or POP, is required to pay Citibank certain fees and out of pocket expenses associated with the preparation of the Repurchase Amendments.  All other terms and conditions of the Repurchase Agreements remain the same in all material respects.

The foregoing descriptions of the Repurchase Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which have been filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

The foregoing descriptions of the NPL Repurchase Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the NPL Repurchase Agreement, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 8, 2017; (ii) the full text of the related guaranty, which was filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K filed on December 15, 2010; and (iii) the full text of any amendments to the NPL Repurchase Agreement filed thereafter with the Securities and Exchange Commission (the “SEC”).

The foregoing descriptions of the Loan Repo Facility and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Loan Repo Facility, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 8, 2017; (ii) the full text of the related guaranty, which was filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K filed on May 30, 2012; and (iii) the full text of any amendments to the Loan Repo Facility filed thereafter with the SEC.

Loan and Security Agreement

On May 14, 2018, the Company, through PMC and PMH, also entered into an amendment (the “MSR Amendment”) to its Second Amended and Restated Loan and Security Agreement, dated as of March 24, 2017, by and among PMC and PMH, as borrowers, and Citibank, as lender (the “Citi Loan Agreement”), pursuant to which PMC and PMH may finance certain mortgage servicing rights (inclusive of any related excess servicing spread arising therefrom and that may be transferred from PMC to PMH from time to time, collectively, the “MSRs”).

The obligations of PMC and PMH under the Citi Loan Agreement are joint and several and are fully guaranteed by the Company. The mortgage loans relating to the MSRs are subserviced by PLS pursuant to the terms of the Citi Loan Agreement. The Company, through PMC and PMH, is required to pay Citibank certain fees and out of pocket expenses associated with the preparation of the MSR Amendment. The repayment date under the Citi Loan Agreement is June 8, 2018.

Under the terms of the MSR Amendment, the fully committed maximum aggregate purchase price was decreased from $400 million to $200 million. All other terms and conditions of the Citi Loan Agreement and the related guaranty remain the same in all material respects.

The foregoing descriptions of the MSR Amendment, the Citi Loan Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the MSR Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.3; (ii) the full text of the Citi Loan Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 30, 2017; (iii) the full text of the related guaranty, which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on September 21, 2016; and (iv) the full text of all other amendments to the foregoing documents filed thereafter with the SEC.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1

Amendment Number Four to the Amended and Restated Master Repurchase Agreement, dated as of May 14, 2018, by and among PennyMac Loan Services, LLC, PennyMac Holdings, LLC, PennyMac Corp. and Citibank, N.A.

10.2

Amendment Number Four to the Amended and Restated Master Repurchase Agreement, dated as of May 14, 2018, by and among Citibank, N.A., PennyMac Corp., PennyMac Operating Partnership, L.P. and PennyMac Loan Services, LLC

10.3	Amendment Number Four to the Second Amended and Restated Loan and Security Agreement, dated as of May, 14, 2018, by and among PennyMac Holdings, LLC, PennyMac Corp. and Citibank, N.A.

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment Number Four to the Amended and Restated Master Repurchase Agreement, dated as of May 14, 2018, by and among PennyMac Loan Services, LLC, PennyMac Holdings, LLC, PennyMac Corp. and Citibank, N.A.

10.2

Amendment Number Four to the Amended and Restated Master Repurchase Agreement, dated as of May 14, 2018, by and among Citibank, N.A., PennyMac Corp., PennyMac Operating Partnership, L.P. and PennyMac Loan Services, LLC

10.3	Amendment Number Four to the Second Amended and Restated Loan and Security Agreement, dated as of May, 14, 2018, by and among PennyMac Holdings, LLC, PennyMac Corp. and Citibank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: May 18, 2018	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer